-more- May 1, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 ONEOK Announces Higher First-quarter 2018 Financial Results Volume Growth Drives More Than 30 Percent Increase in Operating Income Compared with 2017 TULSA, Okla. - May 1, 2018 - ONEOK, Inc. (NYSE: OKE) today announced higher first-quarter 2018 financial results, compared with the first quarter 2017. Results primarily benefited from volume growth in the STACK and SCOOP areas and the Williston and Permian basins, and higher optimization and marketing activities in the natural gas liquids segment. SUMMARY • First-quarter 2018 operating income and adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) increased 32 and 24 percent, respectively, compared with the first quarter 2017; • First-quarter 2018 net income attributable to ONEOK totaled $264.5 million, or 64 cents per diluted share; • First-quarter 2018 dividend coverage ratio was 1.37 times; • Debt-to-EBITDA ratio of 3.8 times as of March 31, 2018, on a trailing 12-month basis; • First-quarter 2018 natural gas volumes processed increased 23 percent, natural gas liquids (NGL) volumes fractionated increased 21 percent, and NGL volumes gathered increased 12 percent, compared with the first quarter 2017; and • ONEOK maintains 2018 financial guidance.

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 2 -more- FIRST-QUARTER 2018 FINANCIAL HIGHLIGHTS Three Months Ended March 31, 2018 2017 (Millions of dollars, except per share and dividend coverage ratio amounts) Net income attributable to ONEOK $ 264.5 $ 87.4 Net income per diluted share $ 0.64 $ 0.41 Adjusted EBITDA (a) $ 570.3 $ 459.6 DCF (a) $ 432.0 $ 324.2 Dividend coverage ratio (a) 1.37 1.46 Operating income $ 419.7 $ 317.1 Operating costs $ 210.3 $ 189.3 Depreciation and amortization $ 104.2 $ 99.4 Equity in net earnings from investments $ 40.2 $ 39.6 Capital expenditures $ 264.5 $ 112.7 (a) Adjusted EBITDA; distributable cash flow (DCF); and dividend coverage ratio are non-GAAP measures. Reconciliations to relevant GAAP measures are included in this news release. “Increased producer activity and drilling efficiencies across our operating footprint drove volume growth and higher financial results in the first quarter 2018, compared with the first quarter 2017,” said Terry K. Spencer, ONEOK president and chief executive officer. “Our focus for 2018 continues to be executing on our more than $4 billion of announced capital-growth projects to provide the services our customers need, and maintaining our strong balance sheet,” Spencer added. “We continue to return value to shareholders through our recent dividend increase while achieving a dividend coverage ratio of nearly 1.4 times for the quarter.” FIRST-QUARTER 2018 FINANCIAL PERFORMANCE ONEOK’s operating income and adjusted EBITDA increased 32 percent and 24 percent, respectively, in the first quarter 2018, compared with the first quarter 2017. Higher results were driven primarily by natural gas and NGL volume growth in ONEOK’s natural gas gathering and processing and natural gas liquids segments, higher optimization and marketing activities in the natural gas liquids segment and the impact of $7 million in costs related to the ONEOK and ONEOK Partners merger transaction in the first quarter 2017. Results were offset partially by higher operating costs associated with employee-related costs in all three segments, the growth of ONEOK’s operations in the natural gas gathering and processing segment and the timing of routine maintenance projects in the natural gas liquids segment. Operating income was also impacted by higher depreciation expense in the first quarter 2018, compared with the first quarter 2017, due to projects placed in service.

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 3 -more- EARNINGS PRESENTATION AND KEY STATISTICS: Additional financial and operating information that will be discussed on the first-quarter 2018 conference call is accessible on ONEOK’s website, www.oneok.com, or from the links below. > View earnings presentation > View earnings tables FINANCIAL HIGHLIGHTS: • Maintaining 2018 net income guidance of $955 million to $1,155 million, adjusted EBITDA guidance of $2,215 million to $2,415 million and distributable cash flow guidance of $1,615 million to $1,815 million; • Declaring in April 2018 a quarterly dividend of 79.5 cents per share, or $3.18 per share on an annualized basis, an increase of nearly 30 percent compared with the same period in 2017; • Debt-to-EBITDA ratio of 3.8 times as of March 31, 2018, on a trailing 12-month basis; • Having no outstanding commercial paper and $2.5 billion of borrowing capacity available under its $2.5 billion credit agreement; and • First-quarter 2018 operating income was $419.7 million compared with $397.8 million for the fourth quarter 2017, a 6 percent increase. BUSINESS-SEGMENT RESULTS: Key financial and operating statistics are listed in the tables. Natural Gas Liquids Segment The natural gas liquids segment’s first-quarter 2018 adjusted EBITDA increased 23 percent, compared with the same period in 2017, due primarily to increased volumes, including higher ethane recovery, in the STACK and SCOOP areas, and increased volumes in the Williston and Permian Basins, and higher earnings from optimization and marketing activities. First-quarter 2018 NGLs gathered and fractionated increased 12 percent and 21 percent respectively, compared with the same period in 2017. As total NGL volumes increased on ONEOK’s system, ethane volumes also increased approximately 50,000 barrels per day (bpd) in the first quarter 2018, compared with the same period in 2017. Ethane rejection levels on ONEOK’s system averaged more than 140,000 bpd in the first quarter 2018, compared with more than 150,000 bpd in the first quarter 2017, despite an increase in overall NGL volumes. ONEOK expects ethane rejection levels on its system to

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 4 -more- decrease to approximately 70,000 bpd by the end of 2018 as world-scale petrochemical facilities continue to come online and NGL exporters increase volumes. Three Months Ended March 31, Natural Gas Liquids Segment 2018 2017 (Millions of dollars) Adjusted EBITDA $ 342.1 $ 278.2 Capital expenditures $ 124.9 $ 20.5 The increase in first-quarter 2018 adjusted EBITDA, compared with the first quarter 2017, primarily reflects: • A $43.4 million increase in exchange services due to increased volumes, including higher ethane recovery, primarily in the STACK and SCOOP areas, and increased volumes in the Williston and Permian Basins, offset partially by lower volumes in the Barnett Shale and the impact of severe winter weather in 2018; • A $24.9 million increase in optimization and marketing due primarily to wider location price differentials and the sale of NGL inventory previously held; and • A $2.7 million increase in equity in net earnings from investments due primarily to higher volumes delivered to Overland Pass Pipeline from ONEOK’s Bakken NGL Pipeline; offset partially by • A $10.2 million increase in operating costs due primarily to higher employee-related costs, the timing of routine maintenance projects and higher property taxes. Natural Gas Gathering and Processing Segment The natural gas gathering and processing segment’s first-quarter 2018 adjusted EBITDA increased 26 percent, compared with the same period in 2017, primarily from higher volumes due to increased drilling activity and improved producer efficiencies. Volume growth due to new supply in the Williston Basin and STACK and SCOOP areas contributed to a 23 percent increase in natural gas volumes processed in the first quarter 2018, compared with the same period in 2017. Volume growth was partially offset by natural production declines on existing wells. The segment also continues to benefit from higher fee-based earnings, with an average fee rate of 88 cents per Million British thermal units (MMBtu) in the first quarter 2018, compared with 83 cents per MMBtu in the first quarter 2017.

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 5 -more- Three Months Ended March 31, Natural Gas Gathering and Processing Segment 2018 2017 (Millions of dollars) Adjusted EBITDA $ 130.6 $ 104.0 Capital expenditures $ 111.7 $ 63.2 First-quarter 2018 adjusted EBITDA increased, compared with the first quarter 2017, which primarily reflects: • A $41.5 million increase due primarily to natural gas volume growth in the Williston Basin and the STACK and SCOOP areas, offset partially by natural production declines; offset partially by • A $17.1 million increase in operating costs due primarily to increased materials and supplies and outside services expenses related to the growth of ONEOK’s operations and higher employee-related costs. Natural Gas Pipelines Segment The natural gas pipelines segment’s first-quarter 2018 adjusted EBITDA increased 13 percent, compared with the same period in 2017. Increased transportation and storage services contributed to the segment’s results. Three Months Ended March 31, Natural Gas Pipelines Segment 2018 2017 (Millions of dollars) Adjusted EBITDA $ 93.6 $ 83.0 Capital expenditures $ 19.9 $ 25.0 The increase in adjusted EBITDA for the first quarter 2018, compared with the first quarter 2017, primarily reflects: • A $4.8 million increase from higher transportation services due primarily to increased interruptible transportation volumes; • A $4.8 million increase from natural gas storage services; and • A $3.2 million increase from net retained fuel due primarily to higher natural gas volumes retained; offset partially by • A $1.6 million increase in operating costs due primarily to higher employee-related costs; and

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 6 -more- • A $1.1 million decrease in equity in net earnings from investments due primarily to lower settled rates on Northern Border Pipeline. CAPITAL-GROWTH ACTIVITIES: Since June 2017, ONEOK has announced approximately $4.2 billion of organic capital- growth projects to support increasing production across ONEOK’s operating footprint. These projects are expected to generate adjusted EBITDA multiples of four to six times and are backed by a combination of long-term fee-based contracts, volume commitments or acreage dedications. Since June 2017, the natural gas liquids segment has announced more than $3.6 billion of capital-growth projects, which include the following: Project Scope Approximate Cost (Millions of dollars) Expected Completion West Texas LPG Pipeline expansion 120-mile pipeline lateral extension with 110,000 bpd of capacity in the Delaware Basin $160 (a) Third quarter 2018 Sterling III expansion 60,000 bpd pipeline expansion from the Mid-Continent to the Gulf Coast, which increases capacity to 250,000 bpd $130 Fourth quarter 2018 Elk Creek Pipeline project 900-mile pipeline from the Williston Basin to the Mid- Continent with initial capacity up to 240,000 bpd $1,400 Fourth quarter 2019 Arbuckle II Pipeline 530-mile pipeline from the Mid-Continent to the Gulf Coast with initial capacity of 400,000 bpd $1,360 First quarter 2020 MB-4 fractionator 125,000 bpd fractionator and related infrastructure in Mont Belvieu, Texas $575 First quarter 2020 (a) Represents ONEOK’s 80 percent ownership interest Since June 2017, the natural gas gathering and processing segment has announced approximately $560 million of capital-growth projects, which include the following: Project Scope Approximate Cost (Millions of dollars) Expected Completion Canadian Valley expansion 200 million cubic feet per day (MMcf/d) processing plant expansion in the STACK, which increases capacity to more than 400 MMcf/d $160 Fourth quarter 2018 Demicks Lake plant and infrastructure 200 MMcf/d processing plant and related infrastructure in the core of the Williston Basin $400 Fourth quarter 2019

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 7 -more- EARNINGS CONFERENCE CALL AND WEBCAST: ONEOK executive management will conduct a conference call at 11 a.m. Eastern Daylight Time (10 a.m. Central Daylight Time) on May 2, 2018. The call also will be carried live on ONEOK’s website. To participate in the telephone conference call, dial 888-481-2845, pass code 5361276, or log on to www.oneok.com. If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for 30 days. A recording will be available by phone for seven days. The playback call may be accessed at 888-203-1112, pass code 5361276. LINKS TO EARNINGS TABLES AND PRESENTATION: Tables: http://ir.oneok.com/~/media/Files/O/OneOK-IR/financial-reports/2018/q1-2018-earnings-results-financial-news.pdf Presentation: http://ir.oneok.com/~/media/Files/O/OneOK-IR/financial-reports/2018/q1-2018-earnings-results-presentation.pdf NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release adjusted EBITDA, distributable cash flow, dividend coverage ratio and projected adjusted EBITDA multiples, which are non-GAAP financial metrics, used to measure the company’s financial performance and are defined as follows: • Adjusted EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items; • Distributable cash flow is defined as adjusted EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, excluding noncash impairment charges, adjusted for cash distributions received from unconsolidated affiliates and certain other items; • Dividend coverage ratio is defined as ONEOK’s distributable cash flow to ONEOK shareholders divided by the dividends paid for the period; and • Adjusted EBITDA multiples for the announced capital-growth projects reflect the expected adjusted EBITDA to be generated by the projects relative to the capital investment being made. These non-GAAP financial measures described above are useful to investors because they, and similar measures, are used by many companies in the industry as a measure of financial performance and are commonly employed by financial analysts and others to evaluate our

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 8 -more- financial performance and to compare our financial performance with the performance of other companies within our industry. Adjusted EBITDA, distributable cash flow and dividend coverage ratio should not be considered in isolation or as a substitute for net income, earnings per share or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of net income to adjusted EBITDA, distributable cash flow and dividend coverage ratio are included in the tables. A reconciliation of estimated adjusted EBITDA multiples to GAAP net income is not provided because the GAAP net income generated by the projects is not available without unreasonable efforts. ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in Standard & Poor's (S&P) 500 index. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook and Twitter. This news release contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes," "expects", "intends", "plans", "projects", "will", "would", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect our current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving us, including future financial and operating results, our plans, objectives, expectations and intentions, and other statements that are not historical facts, including future results of operations, projected cash flow and liquidity, business strategy, expected synergies or cost savings, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this news release will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These risks and uncertainties include, without limitation, the following: • the effects of weather and other natural phenomena, including climate change, on our operations, demand for our services and energy prices; • competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel; • the capital intensive nature of our businesses; • the profitability of assets or businesses acquired or constructed by us; • our ability to make cost-saving changes in operations; • risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties; • the uncertainty of estimates, including accruals and costs of environmental remediation; • the timing and extent of changes in energy commodity prices;

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 9 -more- • the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs; • the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers' desire and ability to obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities; • difficulties or delays experienced by trucks, railroads or pipelines in delivering products to or from our terminals or pipelines; • changes in demand for the use of natural gas, NGLs and crude oil because of market conditions caused by concerns about climate change; • the impact of unforeseen changes in interest rates, debt and equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in equity and bond market returns; • our indebtedness and guarantee obligations could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt, or have other adverse consequences; • actions by rating agencies concerning our credit; • the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving any local, state or federal regulatory body, including the Federal Energy Regulatory Commission (FERC), the National Transportation Safety Board, the Pipeline and Hazardous Materials Safety Administration (PHMSA), the U.S. Environmental Protection Agency (EPA) and the U.S. Commodity Futures Trading Commission (CFTC); • our ability to access capital at competitive rates or on terms acceptable to us; • risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling or extended periods of ethane rejection; • the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant; • the impact and outcome of pending and future litigation; • the ability to market pipeline capacity on favorable terms, including the effects of: – future demand for and prices of natural gas, NGLs and crude oil; – competitive conditions in the overall energy market; – availability of supplies of Canadian and United States natural gas and crude oil; and – availability of additional storage capacity; • performance of contractual obligations by our customers, service providers, contractors and shippers; • the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances; • our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems; • the mechanical integrity of facilities operated; • demand for our services in the proximity of our facilities; • our ability to control operating costs; • acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers' or shippers' facilities; • economic climate and growth in the geographic areas in which we do business; • the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets; • the impact of recently issued and future accounting updates and other changes in accounting policies;

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 10 -more- • the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions throughout the world; • the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks; • risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; • the impact of uncontracted capacity in our assets being greater or less than expected; • the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates; • the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines; • the efficiency of our plants in processing natural gas and extracting and fractionating NGLs; • the impact of potential impairment charges; • the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting; • our ability to control construction costs and completion schedules of our pipelines and other projects; and • the risk factors listed in the reports ONEOK has filed and may file with the Securities and Exchange Commission (the "SEC"), which are incorporated by reference. These reports are also available from the sources described below. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. ONEOK undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or changes in circumstances, expectations or otherwise. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK on file with the SEC. ONEOK's SEC filings are available publicly on the SEC's website at www.sec.gov. ###

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 11 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Three Months Ended March 31, (Unaudited) 2018 2017 (Thousands of dollars, except per share amounts) Revenues Commodity sales $ 2,820,004 $ 2,216,717 Services 282,073 532,894 Total revenues 3,102,077 2,749,611 Cost of sales and fuel (exclusive of items shown separately below) 2,368,026 2,143,843 Operations and maintenance 181,181 162,052 Depreciation and amortization 104,237 99,419 General taxes 29,023 27,153 (Gain) loss on sale of assets (89) 7 Operating income 419,699 317,137 Equity in net earnings from investments 40,187 39,564 Allowance for equity funds used during construction 230 13 Other income 738 4,341 Other expense (3,309) (3,467) Interest expense (net of capitalized interest of $2,038, and $1,441, respectively) (115,725) (116,462) Income before income taxes 341,820 241,126 Income taxes (75,771) (54,941) Net income 266,049 186,185 Less: Net income attributable to noncontrolling interests 1,541 98,824 Net income attributable to ONEOK 264,508 87,361 Less: Preferred stock dividends 275 — Net income available to common shareholders $ 264,233 $ 87,361 Basic earnings per common share $ 0.65 $ 0.41 Diluted earnings per common share $ 0.64 $ 0.41 Average shares (thousands) Basic 409,676 211,619 Diluted 412,173 213,602 Dividends declared per share of common stock $ 0.77 $ 0.615

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 12 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS March 31, December 31, (Unaudited) 2018 2017 Assets (Thousands of dollars) Current assets Cash and cash equivalents $ 17,474 $ 37,193 Accounts receivable, net 844,218 1,202,951 Materials and supplies 98,695 90,301 Natural gas and natural gas liquids in storage 185,298 342,293 Commodity imbalances 38,993 38,712 Other current assets 106,067 53,008 Total current assets 1,290,745 1,764,458 Property, plant and equipment Property, plant and equipment 15,838,443 15,559,667 Accumulated depreciation and amortization 2,960,254 2,861,541 Net property, plant and equipment 12,878,189 12,698,126 Investments and other assets Investments in unconsolidated affiliates 997,380 1,003,156 Goodwill and intangible assets 990,485 993,460 Deferred income taxes 116,120 205,907 Other assets 159,428 180,830 Total investments and other assets 2,263,413 2,383,353 Total assets $ 16,432,347 $ 16,845,937

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 13 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS (Continued) March 31, December 31, (Unaudited) 2018 2017 Liabilities and equity (Thousands of dollars) Current liabilities Current maturities of long-term debt $ 932,650 $ 432,650 Short-term borrowings — 614,673 Accounts payable 773,054 1,140,571 Commodity imbalances 124,687 164,161 Accrued interest 97,525 135,309 Other current liabilities 122,922 179,971 Total current liabilities 2,050,838 2,667,335 Long-term debt, excluding current maturities 7,091,751 8,091,629 Deferred credits and other liabilities Deferred income taxes 53,805 52,697 Other deferred credits 366,701 348,924 Total deferred credits and other liabilities 420,506 401,621 Commitments and contingencies Equity ONEOK shareholders’ equity: Preferred stock, $0.01 par value: issued 20,000 shares at March 31, 2018 and December 31, 2017 — — Common stock, $0.01 par value: authorized 1,200,000,000 shares, issued 445,016,234 shares and outstanding 411,073,529 shares at March 31, 2018; issued 423,166,234 shares and outstanding 388,703,543 shares at December 31, 2017 4,450 4,232 Paid-in capital 7,735,173 6,588,878 Accumulated other comprehensive loss (174,692) (188,530) Retained earnings — — Treasury stock, at cost: 33,942,705 shares at March 31, 2018, and 34,462,691 shares at December 31, 2017 (863,485) (876,713) Total ONEOK shareholders’ equity 6,701,446 5,527,867 Noncontrolling interests in consolidated subsidiaries 167,806 157,485 Total equity 6,869,252 5,685,352 Total liabilities and equity $ 16,432,347 $ 16,845,937

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 14 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS Three Months Ended March 31, (Unaudited) 2018 2017 (Thousands of dollars) Operating activities Net income $ 266,049 $ 186,185 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 104,237 99,419 Equity in net earnings from investments (40,187) (39,564) Distributions received from unconsolidated affiliates 41,095 39,520 Deferred income taxes 74,890 53,397 Share-based compensation expense 7,203 5,907 Pension and postretirement benefit expense, net of contributions (8,393) (5,018) Allowance for equity funds used during construction (230) (13) (Gain) loss on sale of assets (89) 7 Changes in assets and liabilities: Accounts receivable 358,733 137,586 Natural gas and natural gas liquids in storage 149,825 (53,305) Accounts payable (361,008) (122,843) Commodity imbalances, net (39,755) 1,888 Settlement of exit activities liabilities (1,580) (4,119) Accrued interest (37,784) (22,363) Risk-management assets and liabilities 34,387 45,977 Other assets and liabilities, net (52,072) (53,571) Cash provided by operating activities 495,321 269,090 Investing activities Capital expenditures (less allowance for equity funds used during construction) (264,467) (112,737) Contributions to unconsolidated affiliates (147) (4,422) Distributions received from unconsolidated affiliates in excess of cumulative earnings 8,721 7,400 Proceeds from sale of assets 241 296 Cash used in investing activities (255,652) (109,463) Financing activities Dividends paid (316,408) (129,842) Distributions to noncontrolling interests (1,500) (136,680) Borrowing (repayment) of short-term borrowings, net (614,673) 180,452 Repayment of long-term debt (501,913) (1,951) Issuance of common stock 1,182,117 3,722 Other (7,011) (13,395) Cash used in financing activities (259,388) (97,694) Change in cash and cash equivalents (19,719) 61,933 Cash and cash equivalents at beginning of period 37,193 248,875 Cash and cash equivalents at end of period $ 17,474 $ 310,808

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 15 -more- ONEOK, Inc. and Subsidiaries INFORMATION AT A GLANCE Three Months Ended March 31, (Unaudited) 2018 2017 (Millions of dollars, except as noted) Natural Gas Liquids Operating costs $ 88.6 $ 78.4 Depreciation and amortization $ 42.4 $ 41.1 Equity in net earnings from investments $ 16.4 $ 13.7 Adjusted EBITDA $ 342.1 $ 278.2 NGLs transported-gathering lines (MBbl/d) (a) 855 764 NGLs fractionated (MBbl/d) (b) 693 574 NGLs transported-distribution lines (MBbl/d) (a) 597 550 Average Conway-to-Mont Belvieu OPIS price differential - ethane in ethane/propane mix ($/gallon) $ 0.09 $ 0.03 Capital expenditures $ 124.9 $ 20.5 (a) - Includes volumes for consolidated entities only. (b) - Includes volumes at company-owned and third-party facilities. Natural Gas Gathering and Processing Operating costs $ 88.4 $ 71.3 Depreciation and amortization $ 47.7 $ 45.0 Equity in net earnings from investments $ 1.7 $ 2.6 Adjusted EBITDA $ 130.6 $ 104.0 Natural gas gathered (BBtu/d) (a) 2,460 1,985 Natural gas processed (BBtu/d) (a) (b) 2,285 1,863 NGL sales (MBbl/d) (a) 194 172 Residue natural gas sales (BBtu/d) (a) 964 793 Average contractual fee rate ($/MMBtu) (a) $ 0.88 $ 0.83 Capital expenditures $ 111.7 $ 63.2 (a) - Includes volumes for consolidated entities only. (b) - Includes volumes at company-owned and third-party facilities. Natural Gas Pipelines Operating costs $ 33.2 $ 31.6 Depreciation and amortization $ 13.3 $ 12.5 Equity in net earnings from investments $ 22.1 $ 23.2 Adjusted EBITDA $ 93.6 $ 83.0 Natural gas transportation capacity contracted (MDth/d) (a) 6,779 6,757 Transportation capacity subscribed (a) 97% 97 % Capital expenditures $ 19.9 $ 25.0 (a) - Includes volumes for consolidated entities only.

ONEOK Announces Higher First-quarter 2018 Financial Results May 1, 2018 Page 16 ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended March 31, (Unaudited) 2018 2017 (Thousands of dollars, except per share amounts) Reconciliation of net income to adjusted EBITDA and distributable cash flow Net income $ 266,049 $ 186,185 Interest expense, net of capitalized interest 115,725 116,462 Depreciation and amortization 104,237 99,419 Income taxes 75,771 54,941 Noncash compensation expense 9,226 1,647 Other noncash items and equity AFUDC (672) 958 Adjusted EBITDA 570,336 459,612 Interest expense (115,725) (116,462) Maintenance capital (29,793) (24,389) Equity in net earnings from investments (40,187) (39,564) Distributions received from unconsolidated affiliates 49,816 46,920 Other (2,470) (1,935) Distributable cash flow $ 431,977 $ 324,182 Dividends paid to preferred shareholders (275) — Distributions paid to public limited partners — (135,480) Distributable cash flow to shareholders $ 431,702 $ 188,702 Dividends paid (316,133) (129,571) Distributable cash flow in excess of dividends paid $ 115,569 $ 59,131 Dividends paid per share $ 0.770 $ 0.615 Dividend coverage ratio 1.37 1.46 Number of shares used in computation (thousands) 410,562 210,685